Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
September 2006
Table of Contents

Consolidated Balance Sheets	1

Credit Exposure Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Direct Financing Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income and Net Impact of MSR Hedging	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Non-Performing Assets and Past Due Loans and Leases	11

Quarterly Stock Summary, Capital, and Other Data	12

Quarterly Automobile Operating Lease Performance	13

Consolidated Year To Date Average Balance Sheets	14

Consolidated Year To Date Net Interest Margin Analysis	15

Selected Year To Date Income Statement Data	16

Year To Date Mortgage Banking Income and Net Impact of MSR Hedging	17

Year To Date Credit Reserves Analysis	18

Year To Date Net Charge-Off Analysis	19

Year To Date Non-Performing Assets and Past Due Loans and Leases	20

Year To Date Automobile Operating Lease Performance	21
Note:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2006	2005		September ’06 vs ’05
(in thousands, except number of shares)	September 30,	December 31,	September 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$848,088	$966,445	$803,425	$44,663	5.6%
Federal funds sold and securities purchased under resale agreements	370,418	74,331	78,325	292,093	N.M.
Interest bearing deposits in banks	59,333	22,391	22,379	36,954	N.M.
Trading account securities	122,621	8,619	191,418	(68,797)	(35.9)
Loans held for sale	276,304	294,344	449,096	(172,792)	(38.5)
Investment securities	4,643,901	4,526,520	4,304,898	339,003	7.9
Loans and leases (1)	26,361,502	24,472,166	24,496,287	1,865,215	7.6
Allowance for loan and lease losses	(280,152)	(268,347)	(253,943)	(26,209)	10.3

Net loans and leases	26,081,350	24,203,819	24,242,344	1,839,006	7.6

Automobile operating lease assets	54,551	189,003	247,389	(192,838)	(77.9)
Bank owned life insurance	1,083,033	1,001,542	993,407	89,626	9.0
Premises and equipment	367,709	360,677	358,876	8,833	2.5
Goodwill	571,521	212,530	212,530	358,991	N.M.
Other intangible assets	61,239	4,956	5,173	56,066	N.M.
Accrued income and other assets	1,121,880	899,628	853,728	268,152	31.4

Total Assets	$35,661,948	$32,764,805	$32,762,988	$2,898,960	8.8%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$24,738,395	$22,409,675	$22,349,122	$2,389,273	10.7%
Short-term borrowings	1,532,504	1,889,260	1,502,566	29,938	2.0
Federal Home Loan Bank advances	1,221,669	1,155,647	1,155,656	66,013	5.7
Other long-term debt	2,592,188	2,418,419	2,795,431	(203,243)	(7.3)
Subordinated notes	1,275,883	1,023,371	1,034,343	241,540	23.4
Allowance for unfunded loan commitments and letters of credit	39,302	36,957	38,098	1,204	3.2
Deferred federal income tax liability	615,291	743,655	768,344	(153,053)	(19.9)
Accrued expenses and other liabilities	516,970	530,320	496,753	20,217	4.1

Total Liabilities	32,532,202	30,207,304	30,140,313	2,391,889	7.9

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock — without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 237,921,076; 224,106,172 and 229,005,823 shares, respectively	2,556,168	2,491,326	2,490,919	65,249	2.6
Less 19,945,179; 33,760,083 and 28,860,432 treasury shares at cost, respectively	(445,359)	(693,576)	(575,941)	130,582	(22.7)
Accumulated other comprehensive loss	32,076	(22,093)	(21,839)	53,915	N.M.
Retained earnings	986,861	781,844	729,536	257,325	35.3

Total Shareholders’ Equity	3,129,746	2,557,501	2,622,675	507,071	19.3

Total Liabilities and Shareholders’ Equity	$35,661,948	$32,764,805	$32,762,988	$2,898,960	8.8%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Credit Exposure Composition

							Change
	2006		2005				September ’06 vs ’05
(in thousands)	September 30,		December 31,		September 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$5,751,178	21.8%	$5,084,244	20.6%	$4,790,680	19.4%	$960,498	20.0%
Middle market commercial real estate:
Construction	1,148,036	4.3	1,521,897	6.2	1,762,237	7.1	(614,201)	(34.9)
Commercial	2,772,645	10.5	2,015,498	8.2	1,885,027	7.6	887,618	47.1

Middle market commercial real estate	3,920,681	14.8	3,537,395	14.4	3,647,264	14.7	273,417	7.5
Small business	2,535,940	9.6	2,223,740	9.1	2,234,988	9.1	300,952	13.5

Total commercial	12,207,799	46.2	10,845,379	44.1	10,672,932	43.2	1,534,867	14.4

Consumer:
Automobile loans	2,105,623	8.0	1,985,304	8.1	2,063,285	8.3	42,338	2.1
Automobile leases	1,910,257	7.2	2,289,015	9.3	2,381,004	9.6	(470,747)	(19.8)
Home equity	5,019,101	19.0	4,762,743	19.3	4,796,474	19.4	222,627	4.6
Residential mortgage	4,678,577	17.7	4,193,139	17.0	4,180,350	16.9	498,227	11.9
Other loans	440,145	1.7	396,586	1.4	402,242	1.6	37,903	9.4

Total consumer	14,153,703	53.6	13,626,787	55.1	13,823,355	55.8	330,348	2.4

Total loans and direct financing leases	$26,361,502	99.8	$24,472,166	99.2	$24,496,287	99.0	$1,865,215	7.6

Automobile operating lease assets	54,551	0.2	189,003	0.8	247,389	1.0	(192,838)	(77.9)

Total credit exposure	$26,416,053	100.0%	$24,661,169	100.0%	$24,743,676	100.0%	$1,672,377	6.8%

Total automobile exposure (1)	$4,070,431	15.4%	$4,463,322	18.1%	$4,691,678	19.0%	$(621,247)	(13.2)%

By Business Segment (2)
Regional Banking:
Central Ohio	$3,682,544	13.9%	$3,150,394	12.8%	$3,233,382	13.1%	$449,162	13.9%
Northern Ohio	2,656,635	10.1	2,522,854	10.2	2,580,925	10.4	75,710	2.9
Southern Ohio / Kentucky	2,185,979	8.3	2,037,190	8.3	2,059,649	8.3	126,330	6.1
Eastern Ohio	1,348,217	5.1	369,870	1.5	372,124	1.5	976,093	N.M.
West Michigan	2,443,495	9.3	2,363,162	9.6	2,369,800	9.6	73,695	3.1
East Michigan	1,609,932	6.1	1,573,413	6.4	1,530,081	6.2	79,851	5.2
West Virginia	1,086,757	4.1	970,953	3.9	948,847	3.8	137,910	14.5
Indiana	962,216	3.6	1,025,807	4.2	958,119	3.9	4,097	0.4
Mortgage and equipment leasing groups	3,611,416	13.6	3,493,460	14.1	3,477,996	14.1	133,420	3.8

Regional Banking	19,587,191	74.1	17,507,103	71.0	17,530,923	70.9	2,056,268	11.7
Dealer Sales (3)	5,011,186	19.0	5,429,998	22.0	5,492,234	22.2	(481,048)	(8.8)
Private Financial and Capital Markets Group	1,817,676	6.9	1,724,068	7.0	1,720,519	6.9	97,157	5.6
Treasury / Other	—	—	—	—	—	—	—	—

Total credit exposure	$26,416,053	100.0%	$24,661,169	100.0%	$24,743,676	100.0%	$1,672,377	6.8%

N.M., not a meaningful value.

(1)	Sum of automobile loans and leases and automobile operating lease assets.

(2)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(3)	Includes automobile operating lease inventory.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2006		2005				September ’06 vs ’05
(in thousands)	September 30,		December 31,		September 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Demand deposits — non-interest bearing	$3,480,888	14.1%	$3,390,044	15.1%	$3,361,749	15.0%	$119,139	3.5%
Demand deposits — interest bearing	7,921,405	32.0	7,380,044	32.9	7,481,019	33.5	440,386	5.9
Savings and other domestic time deposits	3,011,268	12.2	3,094,136	13.8	3,186,354	14.3	(175,086)	(5.5)
Core certificates of deposit (1)	5,313,473	21.5	3,988,474	17.8	3,684,313	16.5	1,629,160	44.2

Total core deposits	19,727,034	79.8	17,852,698	79.6	17,713,435	79.3	2,013,599	11.4
Other domestic time deposits of $100,000 or more (1)	1,259,719	5.1	886,493	4.0	954,019	4.3	305,700	32.0
Brokered deposits and negotiable CDs	3,183,489	12.9	3,199,796	14.3	3,228,083	14.4	(44,594)	(1.4)
Deposits in foreign offices	568,153	2.2	470,688	2.1	453,585	2.0	114,568	25.3

Total deposits	$24,738,395	100.0%	$22,409,675	100.0%	$22,349,122	100.0%	$2,389,273	10.7%

Total core deposits:
Commercial	$6,214,462	31.5%	$5,352,053	30.0%	$5,424,728	30.6%	$789,734	14.6%
Personal	13,512,572	68.5	12,500,645	70.0	12,288,707	69.4	1,223,865	10.0

Total core deposits	$19,727,034	100.0%	$17,852,698	100.0%	$17,713,435	100.0%	$2,013,599	11.4%

By Business Segment (2)
Regional Banking:
Central Ohio	$4,884,052	19.7%	$4,520,594	20.2%	$4,424,543	19.8%	$459,509	10.4%
Northern Ohio	3,662,243	14.8	3,498,463	15.6	3,461,841	15.5	200,402	5.8
Southern Ohio / Kentucky	2,212,366	8.9	1,951,322	8.7	1,914,856	8.6	297,510	15.5
Eastern Ohio	1,738,913	7.0	577,912	2.6	582,615	2.6	1,156,298	N.M.
West Michigan	2,941,889	11.9	2,790,787	12.5	2,779,510	12.4	162,379	5.8
East Michigan	2,354,689	9.5	2,263,898	10.1	2,301,627	10.3	53,062	2.3
West Virginia	1,513,206	6.1	1,463,592	6.5	1,428,090	6.4	85,116	6.0
Indiana	847,824	3.4	728,193	3.2	772,183	3.5	75,641	9.8
Mortgage and equipment leasing groups	146,075	0.6	161,866	0.7	177,026	0.8	(30,951)	(17.5)

Regional Banking	20,301,257	82.1	17,956,627	80.1	17,842,291	79.8	2,458,966	13.8
Dealer Sales	58,918	0.2	65,237	0.3	72,393	0.3	(13,475)	(18.6)
Private Financial and Capital Markets Group	1,144,731	4.6	1,179,915	5.3	1,199,855	5.4	(55,124)	(4.6)
Treasury / Other (3)	3,233,489	13.1	3,207,896	14.3	3,234,583	14.5	(1,094)	(0.0)

Total deposits	$24,738,395	100.0%	$22,409,675	100.0%	$22,349,122	100.0%	$2,389,273	10.7%

N.M.,	not a meaningful value.

(1)	For the current and all prior periods, consumer CDs of $100,000 or more have been reclassified from other domestic time deposits of $100,000 or more to core certificates of deposit. Core certificates of deposit is comprised primarily of consumer certificates of deposit both over and under $100,000. Other domestic time deposits of $100,000 or more is comprised primarily of individual retirement accounts greater than $100,000 and public fund certificates of deposit greater than $100,000.

(2)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(3)	Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2006			2005		3Q06 vs 3Q05
(in millions)	Third	Second	First	Fourth	Third	Amount	Percent

Assets
Interest bearing deposits in banks	$75	$36	$24	$23	$23	$52	N.M. %
Trading account securities	96	100	66	119	274	(178)	(65.0)
Federal funds sold and securities purchased under resale agreements	266	285	201	103	142	124	87.3
Loans held for sale	275	287	274	361	427	(152)	(35.6)
Investment securities:
Taxable	4,364	4,494	4,138	3,802	3,523	841	23.9
Tax-exempt	581	556	548	540	537	44	8.2

Total investment securities	4,945	5,050	4,686	4,342	4,060	885	21.8
Loans and leases: (1)
Commercial: (2)
Middle market commercial and industrial	5,591	5,458	5,132	4,946	4,708	883	18.8
Middle market commercial real estate:
Construction	1,122	1,243	1,454	1,675	1,720	(598)	(34.8)
Commercial	2,795	2,799	2,423	1,923	1,922	873	45.4

Middle market commercial real estate	3,917	4,042	3,877	3,598	3,642	275	7.6
Small business	2,531	2,456	2,121	2,230	2,251	280	12.4

Total commercial	12,039	11,956	11,130	10,774	10,601	1,438	13.6

Consumer:
Automobile loans	2,079	2,044	1,994	2,018	2,078	1	—
Automobile leases	1,976	2,095	2,221	2,337	2,424	(448)	(18.5)

Automobile loans and leases	4,055	4,139	4,215	4,355	4,502	(447)	(9.9)
Home equity	5,041	5,029	4,833	4,781	4,801	240	5.0
Residential mortgage	4,748	4,629	4,306	4,165	4,157	591	14.2
Other loans	430	448	447	393	387	43	11.1

Total consumer	14,274	14,245	13,801	13,694	13,847	427	3.1

Total loans and leases	26,313	26,201	24,931	24,468	24,448	1,865	7.6
Allowance for loan and lease losses	(291)	(293)	(283)	(262)	(256)	(35)	(13.7)

Net loans and leases	26,022	25,908	24,648	24,206	24,192	1,830	7.6

Total earning assets	31,970	31,959	30,182	29,416	29,374	2,596	8.8

Automobile operating lease assets	68	105	159	216	287	(219)	(76.3)
Cash and due from banks	823	832	813	770	898	(75)	(8.4)
Intangible assets	634	638	362	218	217	417	N.M.
All other assets	2,565	2,449	2,256	2,256	2,219	346	15.6

Total Assets	$35,769	$35,690	$33,489	$32,614	$32,739	$3,030	9.3%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,509	$3,594	$3,436	$3,444	$3,406	$103	3.0%
Demand deposits — interest bearing	7,858	7,778	7,562	7,496	7,539	319	4.2
Savings and other domestic time deposits	2,923	3,106	3,095	2,984	3,095	(172)	(5.6)
Core certificates of deposit (3)	5,334	5,083	4,389	3,891	3,557	1,777	50.0

Total core deposits	19,624	19,561	18,482	17,815	17,597	2,027	11.5
Other domestic time deposits of $100,000 or more(3)	1,141	1,086	938	927	871	270	31.0
Brokered deposits and negotiable CDs	3,307	3,263	3,143	3,210	3,286	21	0.6
Deposits in foreign offices	521	474	465	490	462	59	12.8

Total deposits	24,593	24,384	23,028	22,442	22,216	2,377	10.7
Short-term borrowings	1,660	2,042	1,669	1,472	1,559	101	6.5
Federal Home Loan Bank advances	1,349	1,557	1,453	1,156	935	414	44.3
Subordinated notes and other long-term debt	3,921	3,428	3,346	3,687	3,960	(39)	(1.0)

Total interest bearing liabilities	28,014	27,817	26,060	25,313	25,264	2,750	10.9

All other liabilities	1,276	1,284	1,264	1,283	1,458	(182)	(12.5)
Shareholders’ equity	2,970	2,995	2,729	2,574	2,611	359	13.7

Total Liabilities and Shareholders’ Equity	$35,769	$35,690	$33,489	$32,614	$32,739	$3,030	9.3%

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

(2)	The middle market C&I and CRE loan balances in the first quarter of 2006 contain Unizan loan balances that were subject to reclassification when these loans were converted to Huntington’s loan systems.

(3)	For the current and all prior periods, consumer CDs of $100,000 or more have been reclassified from other domestic time deposits of $100,000 or more to core certificates of deposit. Core certificates of deposit is comprised primarily of consumer certificates of deposit both over and under $100,000. Other domestic time deposits of $100,000 or more is comprised primarily of individual retirement accounts greater than $100,000 and public fund certificates of deposit greater than $100,000.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2006			2005
Fully taxable equivalent basis (1)	Third	Second	First	Fourth	Third

Assets
Interest bearing deposits in banks	5.23%	7.05%	7.89%	7.19%	5.07%
Trading account securities	4.32	4.51	2.94	4.53	3.95
Federal funds sold and securities purchased under resale agreements	5.13	4.75	4.30	3.78	3.41
Loans held for sale	6.24	6.23	5.92	5.68	5.43
Investment securities:
Taxable	5.49	5.34	5.04	4.70	4.37
Tax-exempt	6.80	6.83	6.71	6.77	6.62

Total investment securities	5.64	5.51	5.23	4.96	4.67
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	7.35	7.26	6.80	6.28	5.87
Middle market commercial real estate:
Construction	8.48	8.01	7.55	7.27	6.58
Commercial	7.87	7.26	6.78	6.46	5.96

Middle market commercial real estate	8.05	7.49	7.07	6.84	6.25
Small business	7.27	7.10	6.67	6.43	6.18

Total commercial	7.56	7.30	6.87	6.50	6.07

Consumer:
Automobile loans	6.62	6.48	6.40	6.26	6.44
Automobile leases	5.10	5.01	4.97	4.98	4.94

Automobile loans and leases	5.88	5.74	5.65	5.57	5.63
Home equity	7.60	7.46	6.88	6.82	6.42
Residential mortgage	5.46	5.39	5.34	5.31	5.23
Other loans	9.60	9.41	8.51	8.13	7.95

Total consumer	6.46	6.35	6.08	6.00	5.85

Total loans and leases	6.96	6.79	6.43	6.22	5.94

Total earning assets	6.73%	6.55%	6.21%	6.01%	5.72%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	2.92	2.62	2.44	2.12	1.87
Savings and other domestic time deposits	1.75	1.59	1.49	1.44	1.39
Core certificates of deposit (4)	4.40	4.10	3.84	3.70	3.59

Total core deposits	3.20	2.89	2.65	2.41	2.20
Other domestic time deposits of $100,000 or more (4)	5.18	4.83	4.55	3.98	3.57
Brokered deposits and negotiable CDs	5.50	5.12	4.69	4.20	3.66
Deposits in foreign offices	3.12	2.68	2.62	2.66	2.28

Total deposits	3.66	3.34	3.07	2.79	2.52
Short-term borrowings	4.10	4.12	3.57	3.11	2.74
Federal Home Loan Bank advances	4.51	4.34	3.99	3.37	3.08
Subordinated notes and other long-term debt	5.75	5.67	5.22	4.72	4.20

Total interest bearing liabilities	4.02%	3.74%	3.43%	3.12%	2.82%

Net interest rate spread	2.71%	2.81%	2.78%	2.89%	2.90%
Impact of non-interest bearing funds on margin	0.51	0.53	0.54	0.45	0.41

Net interest margin	3.22%	3.34%	3.32%	3.34%	3.31%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

(4)	For the current and all prior periods, consumer CDs of $100,000 or more have been reclassified from other domestic time deposits of $100,000 or more to core certificates of deposit. Core certificates of deposit is comprised primarily of consumer certificates of deposit both over and under $100,000. Other domestic time deposits of $100,000 or more is comprised primarily of individual retirement accounts greater than $100,000 and public fund certificates of deposit greater than $100,000.

Huntington Bancshares Incorporated
Quarterly Average Loans and Direct Financing Leases
     and Deposit Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2006			2005		3Q06 vs 3Q05
(in millions)	Third	Second	First	Fourth	Third	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$3,646	$3,624	$3,191	$3,228	$3,186	$460	14.4%
Northern Ohio	2,666	2,617	2,520	2,546	2,551	115	4.5
Southern Ohio / Kentucky	2,196	2,198	2,092	2,064	2,075	121	5.8
Eastern Ohio	1,397	1,433	872	372	375	1,022	N.M.
West Michigan	2,408	2,386	2,362	2,382	2,377	31	1.3
East Michigan	1,592	1,566	1,551	1,536	1,506	86	5.7
West Virginia	1,068	1,013	966	963	944	124	13.1
Indiana	950	978	1,018	972	979	(29)	(3.0)
Mortgage and equipment leasing groups	3,598	3,495	3,458	3,461	3,433	165	4.8

Regional Banking	19,521	19,310	18,030	17,524	17,426	2,095	12.0
Dealer Sales	4,972	5,134	5,183	5,225	5,316	(344)	(6.5)
Private Financial and Capital Markets Group	1,820	1,757	1,718	1,719	1,706	114	6.7
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$26,313	$26,201	$24,931	$24,468	$24,448	$1,865	7.6%

Deposit composition (1)
Regional Banking:
Central Ohio	$4,778	$4,810	$4,602	$4,498	$4,480	$298	6.7%
Northern Ohio	3,619	3,539	3,603	3,546	3,505	114	3.3
Southern Ohio / Kentucky	2,193	2,244	2,058	1,938	1,861	332	17.8
Eastern Ohio	1,750	1,758	989	585	577	1,173	N.M.
West Michigan	2,901	2,805	2,791	2,774	2,666	235	8.8
East Michigan	2,311	2,253	2,255	2,287	2,257	54	2.4
West Virginia	1,498	1,497	1,471	1,428	1,408	90	6.4
Indiana	825	822	746	743	747	78	10.4
Mortgage and equipment leasing groups	183	189	162	202	215	(32)	(14.9)

Regional Banking	20,058	19,917	18,677	18,001	17,716	2,342	13.2
Dealer Sales	58	56	58	63	72	(14)	(19.4)
Private Financial and Capital Markets Group	1,142	1,144	1,150	1,161	1,134	8	0.7
Treasury / Other	3,335	3,267	3,143	3,217	3,294	41	1.2

Total deposits	$24,593	$24,384	$23,028	$22,442	$22,216	$2,377	10.7%

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	2006			2005		3Q06 vs 3Q05
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third	Amount	Percent

Interest income	$538,988	$521,903	$464,787	$442,476	$420,858	$118,130	28.1%
Interest expense	283,675	259,708	221,107	198,800	179,221	104,454	58.3

Net interest income	255,313	262,195	243,680	243,676	241,637	13,676	5.7
Provision for credit losses	14,162	15,745	19,540	30,831	17,699	(3,537)	(20.0)

Net interest income after provision for credit losses	241,151	246,450	224,140	212,845	223,938	17,213	7.7

Service charges on deposit accounts	48,718	47,225	41,222	42,083	44,817	3,901	8.7
Trust services	22,490	22,676	21,278	20,425	19,671	2,819	14.3
Brokerage and insurance income	14,697	14,345	15,193	13,101	13,948	749	5.4
Bank owned life insurance income	12,125	10,604	10,242	10,389	10,104	2,021	20.0
Other service charges and fees	12,989	13,072	11,509	11,488	11,449	1,540	13.5
Mortgage banking (loss) income	(2,166)	20,355	17,832	10,909	21,116	(23,282)	N.M.
Securities (losses) gains (1)	(57,332)	(35)	(20)	(8,770)	101	(57,433)	N.M.
Gains on sales of automobile loans	863	532	448	455	502	361	71.9
Other income	36,946	22,102	24,782	24,708	11,210	25,736	N.M.

Sub-total before operating lease income	89,330	150,876	142,486	124,788	132,918	(43,588)	(32.8)
Automobile operating lease income	8,580	12,143	17,048	22,534	27,822	(19,242)	(69.2)

Total non-interest income	97,910	163,019	159,534	147,322	160,740	(62,830)	(39.1)

Personnel costs	133,823	137,904	131,557	116,111	117,476	16,347	13.9
Net occupancy	18,109	17,927	17,966	17,940	16,653	1,456	8.7
Outside data processing and other services	18,664	19,569	19,851	19,693	18,062	602	3.3
Equipment	17,249	18,009	16,503	16,093	15,531	1,718	11.1
Professional services	6,438	6,292	5,365	7,440	8,323	(1,885)	(22.6)
Marketing	7,846	10,374	7,301	7,145	6,364	1,482	23.3
Telecommunications	4,818	4,990	4,825	4,453	4,512	306	6.8
Printing and supplies	3,416	3,764	3,074	3,084	3,102	314	10.1
Amortization of intangibles	2,902	2,992	1,075	218	203	2,699	N.M.
Other expense	23,177	21,880	18,227	20,995	21,189	1,988	9.4

Sub-total before operating lease expense	236,442	243,701	225,744	213,172	211,415	25,027	11.8
Automobile operating lease expense	5,988	8,658	12,671	17,183	21,637	(15,649)	(72.3)

Total non-interest expense	242,430	252,359	238,415	230,355	233,052	9,378	4.0

Income before income taxes	96,631	157,110	145,259	129,812	151,626	(54,995)	(36.3)
Provision (benefit) for income taxes (2)	(60,815)	45,506	40,803	29,239	43,052	(103,867)	N.M.

Net income	$157,446	$111,604	$104,456	$100,573	$108,574	$48,872	45.0%

Average common shares — diluted	240,896	244,538	234,363	229,718	233,456	7,440	3.2%

Per common share
Net income — diluted	$0.65	$0.46	$0.45	$0.44	$0.47	$0.18	38.3
Cash dividends declared	0.250	0.250	0.250	0.215	0.215	0.035	16.3

Return on average total assets	1.75%	1.25%	1.26%	1.22%	1.32%	0.43%	32.6
Return on average total shareholders’ equity	21.0	14.9	15.5	15.5	16.5	4.5	27.3
Net interest margin (3)	3.22	3.34	3.32	3.34	3.31	(0.09)	(2.7)
Efficiency ratio (4)	57.8	58.1	58.3	57.0	57.4	0.4	0.7
Effective tax rate	(62.9)	29.0	28.1	22.5	28.4	(91.3)	N.M.

Revenue — fully taxable equivalent (FTE)
Net interest income	$255,313	$262,195	$243,680	$243,676	$241,637	$13,676	5.7
FTE adjustment	4,090	3,984	3,836	3,837	3,734	356	9.5

Net interest income (3)	259,403	266,179	247,516	247,513	245,371	14,032	5.7
Non-interest income	97,910	163,019	159,534	147,322	160,740	(62,830)	(39.1)

Total revenue (3)	$357,313	$429,198	$407,050	$394,835	$406,111	$(48,798)	(12.0)%

N.M., not a meaningful value.

(1)	Includes $57.5 million of securities impairment losses as of September 30, 2006, due to the planned review of the securities portfolio.

(2)	Includes an $84.5 million benefit reflecting the resolution of a federal income tax audit of tax years 2002 and 2003.

(3)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income and Net Impact of MSR Hedging
(Unaudited)

	2006			2005		3Q06 vs 3Q05
(in thousands)	Third	Second	First	Fourth	Third	Amount	Percent
Mortgage Banking Income
Origination fees	$2,036	$2,177	$1,977	$1,979	$3,037	$(1,001)	(33.0)%
Secondary marketing	1,034	4,914	2,022	3,346	3,408	(2,374)	(69.7)
Servicing fees	6,077	5,995	5,925	5,791	5,532	545	9.9
Amortization of capitalized servicing (4)	(4,484)	(3,293)	(3,532)	(3,785)	(4,626)	142	3.1
Other mortgage banking income	3,887	2,280	2,227	3,193	3,308	579	17.5

Sub-total	8,550	12,073	8,619	10,524	10,659	(2,109)	(19.8)
MSR valuation adjustment	(10,716)	8,281	9,213	385	10,457	(21,173)	N.M.

Total mortgage banking income (loss)	$(2,166)	$20,354	$17,832	$10,909	$21,116	$(23,282)	N.M. %

Capitalized mortgage servicing rights (1)	$129,317	$136,244	$123,257	$91,259	$85,940	$43,377	50.5%
MSR allowance (1)	—	—	—	(404)	(789)	789	N.M.
Total mortgages serviced for others (1)	7,994,000	7,725,000	7,585,000	7,276,000	7,081,000	913,000	12.9
MSR % of investor servicing portfolio	1.62%	1.76%	1.63%	1.25%	1.21%	0.41%	33.9

Net Impact of MSR Hedging
MSR valuation adjustment (3) (4)	$(10,716)	$8,281	$9,213	$385	$10,457	$(21,173)	N.M. %
Net trading gains (losses) related to MSR hedging (2)	10,678	(6,739)	(4,638)	(2,091)	(12,831)	23,509	N.M.
Net interest income related to MSR hedging	38	—	—	109	233	(195)	(83.7)

Net impact of MSR hedging	$—	$1,542	$4,575	$(1,597)	$(2,141)	$2,141	N.M. %

N.M., not a meaningful value.
(1) At period end.
(2) Included in other non-interest income.
(3) The first quarter of 2006 and subsequent quarters reflect the adoption of SFAS 156, under which MSRs are recorded and accounted for at fair value. Prior periods reflect temporary impairment or recovery, based on accounting for MSRs at the lower of cost or market.
(4) The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2006			2005
(in thousands)	Third	Second	First	Fourth	Third
Allowance for loan and lease losses, beginning of period	$287,517	$283,839	$268,347	$253,943	$254,784

Acquired allowance for loan and lease losses	100 (1)	1,498 (1)	22,187	—	—
Loan and lease losses	(29,127)	(24,325)	(33,405)	(27,072)	(25,830)
Recoveries of loans previously charged off	7,888	10,373	9,189	9,504	7,877

Net loan and lease losses	(21,239)	(13,952)	(24,216)	(17,568)	(17,953)

Provision for loan and lease losses	13,774	16,132	17,521	31,972	17,112
Economic reserve transfer	—	—	—	—	—
Allowance of assets sold and securitized	—	—	—	—	—

Allowance for loan and lease losses, end of period	$280,152	$287,517	$283,839	$268,347	$253,943

Allowance for unfunded loan commitments and letters of credit, beginning of period	$38,914	$39,301	$36,957	$38,098	$37,511

Acquired AULC	—	—	325	—	—
Provision for unfunded loan commitments and letters of credit losses	388	(387)	2,019	(1,141)	587
Economic reserve transfer	—	—	—	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$39,302	$38,914	$39,301	$36,957	$38,098

Total allowances for credit losses	$319,454	$326,431	$323,140	$305,304	$292,041

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.86%	0.89%	0.88%	0.89%	0.84%
Economic reserve	0.20	0.20	0.21	0.21	0.20

Total loans and leases	1.06%	1.09%	1.09%	1.10%	1.04%

Non-performing loans and leases (NPLs)	217	213	209	263	283
Non-performing assets (NPAs)	164	168	183	229	249

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.21%	1.24%	1.24%	1.25%	1.19%
Non-performing loans and leases	247	241	238	300	326
Non-performing assets	187	191	209	261	287

(1)	Represents an adjustment of the allowance and corresponding adjustment to loan balances resulting from the Unizan merger.

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2006			2005
(in thousands)	Third	Second	First	Fourth	Third
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$1,742	$(484)	$6,887	$(744)	$(1,082)
Middle market commercial real estate:
Construction	(2)	(161)	(241)	(175)	495
Commercial	644	1,557	210	14	1,779

Middle market commercial real estate	642	1,396	(31)	(161)	2,274
Small business	4,451	2,530	3,709	4,465	3,062

Total commercial	6,835	3,442	10,565	3,560	4,254

Consumer:
Automobile loans	1,759	1,172	2,977	3,213	3,895
Automobile leases	2,306	1,758	3,515	3,422	3,105

Automobile loans and leases	4,065	2,930	6,492	6,635	7,000
Home equity	6,734	4,776	4,524	4,498	4,093
Residential mortgage	876	688	715	941	522
Other loans	2,729	2,116	1,920	1,934	2,084

Total consumer	14,404	10,510	13,651	14,008	13,699

Total net charge-offs	$21,239	$13,952	$24,216	$17,568	$17,953

Net charge-offs (recoveries) — annualized percentages:
Commercial:
Middle market commercial and industrial	0.12%	(0.04)%	0.54%	(0.06)%	(0.09)%
Middle market commercial real estate:
Construction	—	(0.05)	(0.07)	(0.04)	0.12
Commercial	0.09	0.22	0.03	—	0.37

Middle market commercial real estate	0.07	0.14	—	(0.02)	0.25
Small business	0.70	0.41	0.70	0.80	0.54

Total commercial	0.23	0.12	0.38	0.13	0.16
Consumer:
Automobile loans	0.34	0.23	0.60	0.64	0.75
Automobile leases	0.47	0.34	0.63	0.59	0.51

Automobile loans and leases	0.40	0.28	0.62	0.61	0.62
Home equity	0.53	0.38	0.37	0.38	0.34
Residential mortgage	0.07	0.06	0.07	0.09	0.05
Other loans	2.54	1.89	1.72	1.97	2.15

Total consumer	0.40	0.30	0.40	0.41	0.40

Net charge-offs as a % of average loans	0.32%	0.21%	0.39%	0.29%	0.29%

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	2006			2005
(in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Non-accrual loans and leases:
Middle market commercial and industrial	$37,082	$45,713	$45,723	$28,888	$25,431
Middle market commercial real estate	27,538	24,970	18,243	15,763	13,073
Small business	21,356	27,328	28,389	28,931	26,098
Residential mortgage	30,289	22,786	29,376	17,613	16,402
Home equity	13,047	14,466	13,778	10,720	8,705

Total non-performing loans and leases	129,312	135,263	135,509	101,915	89,709

Other real estate, net:
Residential	40,615	34,743	17,481	14,214	11,182
Commercial	1,285	1,062	1,903	1,026	909

Total other real estate, net	41,900	35,805	19,384	15,240	12,091

Total non-performing assets	$171,212	$171,068	$154,893	$117,155	$101,800

Non-performing loans and leases guaranteed by the U.S. government (1)	$33,676	$30,710	$18,256	$7,324	$6,812

Non-performing loans and leases as a % of total loans and leases	0.49%	0.51%	0.52%	0.42%	0.37%

Non-performing assets as a % of total loans and leases and other real estate	0.65	0.65	0.59	0.48	0.42

Accruing loans and leases past due 90 days or more (1)	$62,054	$48,829	$52,297	$56,138	$50,780

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.24%	0.19%	0.20%	0.23%	0.21%

	2006			2005
(in thousands)	Third	Second	First	Fourth	Third
Non-performing assets, beginning of period	$171,068	$154,893	$117,155	$101,800	$97,418
New non-performing assets (1)	55,490	52,498	53,768	52,553	37,570
Acquired non-performing assets	—	—	33,843	—	—
Returns to accruing status	(11,880)	(12,143)	(14,310)	(3,228)	(231)
Loan and lease losses	(14,143)	(6,826)	(13,314)	(9,063)	(5,897)
Payments	(16,709)	(12,892)	(13,195)	(21,329)	(21,203)
Sales	(12,614)	(4,462)	(9,054)	(3,578)	(5,857)

Non-performing assets, end of period	$171,212	$171,068	$154,893	$117,155	$101,800

(1)	Beginning in the second quarter of 2006, OREO includes balances of foreclosures on loans serviced for GNMA that were reported in 90 day past due loans and leases in prior periods. These balances are fully guaranteed by the US Government.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2006			2005
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third

Common stock price, per share
High (1)	$24.820	$24.410	$24.750	$24.640	$25.410
Low (1)	23.000	23.120	22.560	20.970	22.310
Close	23.930	23.580	24.130	23.750	22.470
Average closing price	23.942	23.732	23.649	23.369	24.227

Dividends, per share
Cash dividends declared on common stock	$0.250	$0.250	$0.250	$0.215	$0.215

Common shares outstanding
Average — basic	237,672	241,729	230,968	226,699	229,830
Average — diluted	240,896	244,538	234,363	229,718	233,456
Ending	237,921	237,361	245,183	224,106	229,006

Book value per share	$13.15	$12.38	$12.56	$11.41	$11.45
Tangible book value per share	10.50	9.70	9.95	10.44	10.50

Common share repurchases
Number of shares repurchased	—	8,100	4,831	5,175	2,598
Capital adequacy

	2006			2005
(in millions)	September 30,	June 30,	March 31,	December 31,	September 30,

Total risk-weighted assets (2)	$31,433	$31,614	$31,298	$29,599	$29,352

Tier 1 leverage ratio (2)	7.92%	7.62%	8.53%	8.34%	8.50%
Tier 1 risk-based capital ratio (2)	8.86	8.45	8.94	9.13	9.42
Total risk-based capital ratio (2)	12.71	12.29	12.91	12.42	12.70

Tangible equity / asset ratio	7.13	6.46	6.97	7.19	7.39
Tangible equity / risk-weighted assets ratio (2)	7.94	7.29	7.80	7.91	8.19
Average equity / average assets	8.30	8.39	8.15	7.89	7.97

Other data
Number of employees (full-time equivalent)	7,894	8,075	8,078	7,602	7,586
Number of domestic full-service banking offices (3)	381	379	385	344	346

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	September 30, 2006 figures are estimated.

(3)	Includes Private Financial Group offices in Florida.

Huntington Bancshares Incorporated
Quarterly Automobile Operating Lease Performance
(Unaudited)

	2006			2005		3Q06 vs 3Q05
(in thousands)	Third	Second	First	Fourth	Third	Amount	Percent

Balance Sheet:
Average automobile operating lease assets outstanding	$68,223	$104,585	$159,073	$215,976	$287,308	$(219,085)	(76.3)%

Income Statement:
Net rental income	$7,258	$10,678	$15,173	$19,866	$25,289	$(18,031)	(71.3)%
Fees	401	669	732	1,482	1,419	(1,018)	(71.7)
Recoveries — early terminations	921	796	1,143	1,186	1,114	(193)	(17.3)

Total automobile operating lease income	8,580	12,143	17,048	22,534	27,822	(19,242)	(69.2)

Depreciation and residual losses at termination	5,494	8,083	11,501	15,680	19,670	(14,176)	(72.1)
Losses — early terminations	494	575	1,170	1,503	1,967	(1,473)	(74.9)

Total automobile operating lease expense	5,988	8,658	12,671	17,183	21,637	(15,649)	(72.3)

Net earnings contribution	$2,592	$3,485	$4,377	$5,351	$6,185	$(3,593)	(58.1)%

Definition of term(s):
Net rental income includes the lease payments earned on the vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on vehicles where the lessee has defaulted on the operating lease.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully taxable equivalent basis	Nine Months Ended September 30,		Change
(in millions)	2006	2005	Amount	Percent

Assets
Interest bearing deposits in banks	$44	$22	$22	100.0%
Trading account securities	115	237	(122)	(51.5)
Federal funds sold and securities purchased under resale agreements	251	298	(47)	(15.8)
Loans held for sale	279	303	(24)	(7.9)
Investment securities:
Taxable	4,333	3,662	671	18.3
Tax-exempt	562	453	109	24.1

Total investment securities	4,895	4,115	780	19.0
Loans and leases:(1)
Commercial:
Middle market commercial and industrial	5,398	4,773	625	13.1
Middle market commercial real estate:
Construction	1,272	1,680	(408)	(24.3)
Commercial	2,674	1,903	771	40.5

Middle market commercial real estate	3,946	3,583	363	10.1
Small business	2,371	2,222	149	6.7

Total commercial	11,715	10,578	1,137	10.7

Consumer:
Automobile loans	2,039	2,052	(13)	(0.6)
Automobile leases	2,096	2,451	(355)	(14.5)

Automobile loans and leases	4,135	4,503	(368)	(8.2)
Home equity	4,969	4,743	226	4.8
Residential mortgage	4,563	4,053	510	12.6
Other loans	442	379	63	16.6

Total consumer	14,109	13,678	431	3.2

Total loans and leases	25,824	24,256	1,568	6.5
Allowance for loan and lease losses	(289)	(269)	(20)	(7.4)

Net loans and leases	25,535	23,987	1,548	6.5

Total earning assets	31,408	29,231	2,177	7.4

Automobile operating lease assets	110	397	(287)	(72.3)
Cash and due from banks	823	911	(88)	(9.7)
Intangible assets	545	218	327	N.M.
All other assets	2,425	2,158	267	12.4

Total Assets	$35,022	$32,646	$2,376	7.3%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,513	$3,358	$155	4.6%
Demand deposits — interest bearing	7,734	7,712	22	0.3
Savings and other domestic time deposits	3,041	3,213	(172)	(5.4)
Core certificates of deposit(2)	4,939	3,146	1,793	57.0

Total core deposits	19,227	17,429	1,798	10.3
Other domestic time deposits of $100,000 or more (2)	1,055	903	152	16.8
Brokered deposits and negotiable CDs	3,238	3,088	150	4.9
Deposits in foreign offices	487	446	41	9.2

Total deposits	24,007	21,866	2,141	9.8
Short-term borrowings	1,790	1,347	443	32.9
Federal Home Loan Bank advances	1,453	1,088	365	33.5
Subordinated notes and other long-term debt	3,570	4,190	(620)	(14.8)

Total interest bearing liabilities	27,307	25,133	2,174	8.6

All other liabilities	1,303	1,569	(266)	(17.0)
Shareholders’ equity	2,899	2,586	313	12.1

Total Liabilities and Shareholders’ Equity	$35,022	$32,646	$2,376	7.3%

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

(2)	For the current and all prior periods, consumer CDs of $100,000 or more have been reclassified from other domestic time deposits of $100,000 or more to core certificates of deposit. Core certificates of deposit is comprised primarily of consumer certificates of deposit both over and under $100,000. Other domestic time deposits of $100,000 or more is comprised primarily of individual retirement accounts greater than $100,000 and public fund certificates of deposit greater than $100,000.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully Taxable Equivalent basis (1)	2006	2005

Assets
Interest bearing deposits in banks	6.16%	4.32%
Trading account securities	3.08	4.00
Federal funds sold and securities purchased under resale agreements	4.76	2.79
Loans held for sale	6.13	5.63
Investment securities:
Taxable	5.29	4.09
Tax-exempt	6.78	6.69

Total investment securities	5.46	4.37
Loans and leases (3):
Commercial:
Middle market commercial and industrial	7.14	5.52
Middle market commercial real estate:
Construction	7.97	6.06
Commercial	7.33	5.58

Middle market commercial real estate	7.54	5.81
Small business	7.03	6.00

Total commercial	7.25	5.72

Consumer:
Automobile loans	6.51	6.61
Automobile leases	5.02	4.92

Automobile loans and leases	5.75	5.69
Home equity	7.32	6.04
Residential mortgage	5.40	5.18
Other loans	9.17	8.25

Total consumer	6.30	5.73

Total loans and leases	6.73	5.73

Total earning assets	6.50%	5.49%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%
Demand deposits — interest bearing	2.67	1.65
Savings and other domestic time deposits	1.61	1.33
Core certificates of deposit (4)	4.13	3.50

Total core deposits	2.92	1.99
Other domestic time deposits of $100,000 or more (4)	4.87	3.18
Brokered deposits and negotiable CDs	5.11	3.27
Deposits in foreign offices	2.82	1.89

Total deposits	3.37	2.26
Short-term borrowings	3.94	2.23
Federal Home Loan Bank advances	4.28	2.99
Subordinated notes and other long-term debt	5.55	3.82

Total interest bearing liabilities	3.74	2.55

Net interest rate spread	2.76	2.94
Impact of non-interest bearing funds on margin	0.53	0.39

Net interest margin	3.29%	3.33%

N.M., not a meaningful value.

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 16 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

(4)	For the current and all prior periods, consumer CDs of $100,000 or more have been reclassified from other domestic time deposits of $100,000 or more to core certificates of deposit. Core certificates of deposit is comprised primarily of consumer certificates of deposit both over and under $100,000. Other domestic time deposits of $100,000 or more is comprised primarily of individual retirement accounts greater than $100,000 and public fund certificates of deposit greater than $100,000.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands, except per share amounts)	2006	2005	Amount	Percent

Interest income	$1,525,678	$1,199,289	$326,389	27.2%
Interest expense	764,490	480,554	283,936	59.1

Net interest income	761,188	718,735	42,453	5.9
Provision for credit losses	49,447	50,468	(1,021)	(2.0)

Net interest income after provision for credit losses	711,741	668,267	43,474	6.5

Service charges on deposit accounts	137,165	125,751	11,414	9.1
Trust services	66,444	56,980	9,464	16.6
Brokerage and insurance income	44,235	40,518	3,717	9.2
Bank owned life insurance income	32,971	30,347	2,624	8.6
Other service charges and fees	37,570	32,860	4,710	14.3
Mortgage banking income	36,021	30,801	5,220	16.9
Securities (losses) gains (1)	(57,387)	715	(58,102)	N.M.
Gains on sales of automobile loans	1,843	756	1,087	N.M.
Other income	83,830	55,751	28,079	50.4

Sub-total before operating lease income	382,692	374,479	8,213	2.2
Automobile operating lease income	37,771	110,481	(72,710)	(65.8)

Total non-interest income	420,463	484,960	(64,497)	(13.3)

Personnel costs	403,284	365,547	37,737	10.3
Net occupancy	54,002	53,152	850	1.6
Outside data processing and other services	58,084	54,945	3,139	5.7
Equipment	51,761	47,031	4,730	10.1
Professional services	18,095	27,129	(9,034)	(33.3)
Marketing	25,521	19,134	6,387	33.4
Telecommunications	14,633	14,195	438	3.1
Printing and supplies	10,254	9,489	765	8.1
Amortization of intangibles	6,969	611	6,358	N.M.
Other expense	63,284	61,565	1,719	2.8

Sub-total before operating lease expense	705,887	652,798	53,089	8.1
Automobile operating lease expense	27,317	86,667	(59,350)	(68.5)

Total non-interest expense	733,204	739,465	(6,261)	(0.8)

Income before income taxes	399,000	413,762	(14,762)	(3.6)
Provision for income taxes (2)	25,494	102,244	(76,750)	(75.1)

Net income	$373,506	$311,518	$61,988	19.9%

Average common shares — diluted	239,933	234,727	5,206	2.2%

Per common share
Net income per common share — diluted	$1.56	$1.33	$0.23	17.3%
Cash dividends declared	0.750	0.630	0.120	19.0

Return on average total assets	1.43%	1.28%	0.15%	11.7%
Return on average total shareholders’ equity	17.2	16.1	1.1	6.8
Net interest margin (3)	3.29	3.33	(0.04)	(1.2)
Efficiency ratio (4)	58.1	60.9	(2.8)	(4.6)
Effective tax rate	6.4	24.7	(18.3)	(74.1)

Revenue — fully taxable equivalent (FTE)
Net interest income	$761,188	$718,735	$42,453	5.9%
FTE adjustment (3)	11,910	9,556	2,354	24.6

Net interest income	773,098	728,291	44,807	6.2
Non-interest income	420,463	484,960	(64,497)	(13.3)

Total revenue	$1,193,561	$1,213,251	$(19,690)	(1.6)%

N.M., not a meaningful value.

(1)	Includes $57.5 million of securities impairment losses as of September 30, 2006, due to the planned review of the securities portfolio.

(2)	Includes an $84.5 million benefit reflecting the resolution of a federal income tax audit of tax years 2002 and 2003.

(3)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Income and Net Impact of MSR Hedging
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands)	2006	2005	Amount	Percent

Mortgage Banking Income
Origination fees	$6,190	$8,802	$(2,612)	(29.7)%
Secondary marketing	7,970	7,640	330	4.3
Servicing fees	17,997	16,390	1,607	9.8
Amortization of capitalized servicing (4)	(11,309)	(14,574)	3,265	22.4
Other mortgage banking income	8,394	8,557	(163)	(1.9)

Sub-total	29,242	26,815	2,427	9.1
MSR recovery / (impairment)	6,778	3,986	2,792	70.0

Total mortgage banking income (loss)	$36,020	$30,801	$5,219	16.9%

Capitalized mortgage servicing rights (1)	$129,317	$85,940	$43,377	50.5%
MSR allowance (1)	—	(789)	789	N.M.
Total mortgages serviced for others (1)	7,994,000	7,081,000	913,000	12.9
MSR % of investor servicing portfolio	1.62%	1.21%	0.41%	33.9

Net Impact of MSR Hedging
MSR valuation adjustment (3) (4)	$6,778	$3,986	$2,792	70.0%
Net trading gains (losses) related to MSR hedging (2)	(699)	(11,286)	10,587	(93.8)
Net interest income related to MSR hedging	38	1,579	(1,541)	(97.6)

Net impact of MSR hedging	$6,117	$(5,721)	$11,838	N.M. %

N.M., not a meaningful value.

(1)	At period end.

(2)	Included in other non-interest income.

(3)	The first quarter of 2006 and subsequent quarters, reflect the adoption of SFAS 156, under which MSRs were recorded and accounted for at fair value. Prior periods reflect temporary impairment or recovery, based on accounting for MSRs at the lower of cost or market.

(4)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2006	2005

Allowance for loan and lease losses, beginning of period	$268,347	$271,211

Acquired allowance for loan and lease losses	23,784	—
Loan and lease losses	(86,857)	(88,776)
Recoveries of loans previously charged off	27,451	26,287

Net loan and lease losses	(59,406)	(62,489)

Provision for loan and lease losses	47,427	51,810
Economic reserve transfer	—	(6,253)
Allowance of assets sold and securitized	—	(336)

Allowance for loan and lease losses, end of period	$280,152	$253,943

Allowance for unfunded loan commitments and letters of credit, beginning of period	$36,957	$33,187

Acquired AULC	325	—
Provision for unfunded loan commitments and letters of credit losses	2,020	(1,342)
Economic reserve transfer	—	6,253

Allowance for unfunded loan commitments and letters of credit, end of period	$39,302	$38,098

Total allowances for credit losses	$319,454	$292,041

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.86%	0.84%
Economic reserve	0.20	0.20

Total loans and leases	1.06%	1.04%

Non-performing loans and leases (NPLs)	217	283
Non-performing assets (NPAs)	164	249

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.21%	1.19%
Non-performing loans and leases	247	326
Non-performing assets	187	287

N.A., not applicable.

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2006	2005

Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$8,145	$14,322
Middle market commercial real estate:
Construction	(404)	310
Commercial	2,411	3,896

Middle market commercial real estate	2,007	4,206
Small business	10,690	7,486

Total commercial	20,842	26,014

Consumer:
Automobile loans	5,908	8,775
Automobile leases	7,579	8,242

Automobile loans and leases	13,487	17,017
Home equity	16,034	13,121
Residential mortgage	2,279	1,391
Other loans	6,764	4,946

Total consumer	38,564	36,475

Total net charge-offs	$59,406	$62,489

Net charge-offs (recoveries) — annualized percentages:
Commercial:
Middle market commercial and industrial	0.20%	0.40%
Middle market commercial real estate:
Construction	(0.04)	0.02
Commercial	0.12	0.27

Middle market commercial real estate	0.07	0.16
Small business	0.60	0.45

Total commercial	0.24	0.33

Consumer:
Automobile loans	0.39	0.57
Automobile leases	0.48	0.45

Automobile loans and leases	0.43	0.50
Home equity	0.43	0.37
Residential mortgage	0.07	0.05
Other loans	2.04	1.74

Total consumer	0.36	0.36

Net charge-offs as a % of average loans	0.31%	0.34%

N.M., not a meaningful value.

Huntington Bancshares Incorporated
Year To Date Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	September 30,
(in thousands)	2006	2005

Non-accrual loans and leases:
Middle market commercial and industrial	$37,082	$25,431
Middle market commercial real estate	27,538	13,073
Small business	21,356	26,098
Residential mortgage	30,289	16,402
Home equity	13,047	8,705

Total non-performing loans and leases	129,312	89,709

Other real estate, net:
Residential	40,615	11,182
Commercial	1,285	909

Total other real estate, net	41,900	12,091

Total non-performing assets	$171,212	$101,800

Non-performing loans and leases guaranteed by the U.S. government (1)	$33,676	$6,812

Non-performing loans and leases as a % of total loans and leases	0.49%	0.37%

Non-performing assets as a % of total loans and leases and other real estate	0.65	0.42

Accruing loans and leases past due 90 days or more (1)	$62,054	$50,780

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.24%	0.21%

	September 30,
(in thousands)	2006	2005

Non-performing assets, beginning of period	$117,155	$108,568
New non-performing assets (1)	161,756	118,597
Acquired non-performing assets	33,843	—
Returns to accruing status	(38,333)	(4,319)
Loan and lease losses	(34,283)	(29,756)
Payments	(42,796)	(43,532)
Sales	(26,130)	(47,758)

Non-performing assets, end of period	$171,212	$101,800

(1)	Beginning in the second quarter of 2006, OREO includes balances of foreclosures on loans serviced for GNMA that were reported in 90 day past due loans and leases in prior periods. These balances are fully guaranteed by the US Government.

Huntington Bancshares Incorporated
Year To Date Automobile Operating Lease Performance
(Unaudited)

	Nine Months Ended September 30,		2006 vs 2005
(in thousands)	2006	2005	Amount	Percent

Balance Sheet:
Average automobile operating lease assets outstanding	$110,294	$396,787	$(286,493)	(72.2)%

Income Statement:
Net rental income	$33,109	$101,235	$(68,126)	(67.3)
Fees	1,802	5,049	(3,247)	(64.3)
Recoveries — early terminations	2,860	4,197	(1,337)	(31.9)

Total automobile operating lease income	37,771	110,481	(72,710)	(65.8)

Depreciation and residual losses at termination	25,078	79,136	(54,058)	(68.3)
Losses — early terminations	2,239	7,531	(5,292)	(70.3)

Total automobile operating lease expense	27,317	86,667	(59,350)	(68.5)

Net earnings contribution	$10,454	$23,814	$(13,360)	(56.1)%

Definition of terms:
Net rental income includes the lease payments earned on the vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on vehicles where the lessee has defaulted on the operating lease.